Trupanion Reports Fourth Quarter and Full Year 2015 Results

- Total revenue of $147.0 million in 2015, up 27% year-over-year (31% on a constant currency basis)

- 291,818 total enrolled pets at year-end, up 26% year-over-year

SEATTLE, Feb. 11, 2016 /PRNewswire/ -- Trupanion, Inc. (NYSE:TRUP), a leading provider of medical insurance for cats and dogs, today announced financial results for the fourth quarter and full year ended December 31, 2015.

"I'm very pleased with our performance in 2015 – financially, operationally and strategically we achieved the plans we established at the start of the year. Revenue growth for the year was a robust 31% in local currencies, led by strong new pet enrollments and strength in member retention," said Darryl Rawlings, Trupanion's Chief Executive Officer. "Beginning in the second half of the year, we demonstrated leverage in our fixed expenses – a key strategic priority. We delivered this performance while accelerating the deployment of Trupanion Express. In 2016, I'm excited about our opportunities to expand our Trupanion Express™ footprint and strengthen the competitive moats around our business."

Full Year 2015 Financial and Business Highlights

  Total revenue was $147.0 million, an increase of 27% compared to 2014 (31% on a constant currency basis).
  Total enrolled pets (including pets from our other business segment) at December 31, 2015 was 291,818, up 26% from December 31, 2014.
  Subscription business revenue was $133.4 million, an increase of 29% compared to 2014 (33% on a constant currency basis).
  Subscription enrolled pets at December 31, 2015 was 272,636, up 27% from December 31, 2014.
  Net loss was $(17.2) million, compared to a net loss of $(21.2) million in 2014.
  Adjusted EBITDA was a loss of $(11.3) million, compared to a loss of $(10.3) million in 2014.
  Trupanion Express™ was installed in over 500 hospitals as of the end of 2015.  Trupanion Express™ eliminates paperwork and allows Trupanion to pay veterinarians directly, often in less than 5 minutes.

Fourth Quarter 2015 Financial and Business Highlights

  Total revenue was $40.2 million, an increase of 26% compared to the fourth quarter of 2014 (31% on a constant currency basis).
  The fourth quarter marked the 33rd quarter of sequential revenue growth since Trupanion entered the U.S. market.  In all 33 quarters, year-over-year growth exceeded 25%.
  Subscription business revenue was $36.7 million, an increase of 28% compared to the fourth quarter of 2014 (33% on a constant currency basis).
  Net loss was $(3.0) million, compared to a net loss of $(4.3) million in the fourth quarter of 2014.
  Adjusted EBITDA was a loss of $(1.6) million, compared to a loss of $(2.9) million in the fourth quarter of 2014.

Revenue by Quarter

Total Revenue by New vs. Existing Pets
(dollars, in millions)
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0
$3.1
$4.4
$5.3
$6.3
$7.6
$8.8
$9.9
$10.7
$12.0
$13.2
$14.5
$15.9
$17.8
$19.8
$22.1
$24.0
$25.6
$28.1
$30.3
$31.9
$33.3
$35.6
$37.9
$40.2
Q1 '10
Q2 '10
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Existing Pets
New Pets

Conference Call
Trupanion's management will host a conference call today to review its fourth quarter and full year 2015 results and to discuss its financial outlook for 2016. The call is scheduled to begin at 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion's website at http://investors.trupanion.com and will be archived online for 60 days upon completion of the conference call. Participants can access the conference call by dialing 1-866-311-7654 (United States), 1-855-669-9657 (Canada), or 1-412-902-4113 (International). A telephonic replay of the call will also be available, one hour after the completion of the call, by dialing 1-877-344-7529 (United States), 1-855-669-9658 (Canada), or 1-412-317-0088 (International) and entering the replay pin number: 10079762.

About Trupanion
Trupanion is the leading provider of medical plans for cats and dogs throughout the United States and Canada. For almost two decades, Trupanion's medical plan has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance. Trupanion is listed on the New York Stock Exchange under the symbol "TRUP". Trupanion was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information please visit Trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to execute its business plans and financial objectives and its future operating results and expenditures. These forward-looking statements are based upon the current expectations and beliefs of Trupanion's management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; fluctuations in the Canadian currency exchange rate; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to increase the number of Territory Partners and active hospitals; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; the ability to protect and enforce Trupanion's intellectual property rights; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion's technology platform and website; and compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion's Annual Report on Form 10-K for the year ended December 31, 2014 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion's website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion's stated results may include certain non-GAAP financial measures, including, without limitation, free cash flow, adjusted revenue, acquisition cost, net acquisition cost, cost of goods, variable expenses, fixed expenses and adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure that Trupanion defines as net loss excluding stock-based compensation expense, depreciation and amortization expense, interest income, interest expense, change in fair value of warrant liabilities and income tax expense (benefit).

Trupanion's non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion's reported financial results. Further, stock-based compensation expense and other items used in the calculation of adjusted EBITDA have been and will continue to be for the foreseeable future significant recurring expenses in Trupanion's business. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business, which are included below and on Trupanion's Investors Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash expenses, Trupanion believes that providing non-GAAP financial measures such as acquisition cost, net acquisition cost and adjusted EBITDA that exclude stock-based compensation expense and, in the case of adjusted EBITDA the change in fair value of warrant liabilities, allows for more meaningful comparisons between its operating results from period to period. Trupanion excludes sign-up fee revenue from the calculation of adjusted revenue because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion's sales and marketing expenses. For this reason, Trupanion also nets sign-up fees with sales and marketing expenses in its calculation of net acquisition cost. Trupanion excludes changes in deferred revenue from the calculation of adjusted revenue in order to eliminate fluctuations caused by the timing of pet enrollment during the last month of any particular period in which such measures are being presented or utilized. Trupanion excludes the change in fair value of warrant liabilities from its calculation of adjusted EBITDA in order to eliminate fluctuations caused by changes in its stock price. Trupanion believes this allows it to calculate and present adjusted revenue, acquisition cost, net acquisition cost and the related financial measures it derives from them, as well as adjusted EBITDA, in a consistent manner across periods. Trupanion's management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion has not reconciled adjusted EBITDA guidance to net income (loss) guidance because it does not provide guidance for stock-based compensation expense, depreciation and amortization, interest income, interest expense, change in fair value of warrant liabilities or income tax expense (benefit), which are reconciling items between net income (loss) and adjusted EBITDA. Accordingly, reconciliation to net income (loss) is not available without unreasonable effort. For a reconciliation of historical non-GAAP financial measures to the nearest comparable GAAP measures, see the reconciliation tables included in this press release.

Contacts:

Investors:
Laura Bainbridge, Addo Communications
310.829.5400
InvestorRelations@trupanion.com

Media:
Britta Gidican, Director, Public Relations
206.607.1930
MediaRelations@trupanion.com

In 2015, the prior period financial data and metrics have been recast to reflect the movement of pets from the subscription business segment to the other business segment.

Trupanion, Inc.
Consolidated Statements of Operations
(in thousands, except for share and per share data)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2015	2014	2015	2014
				(audited)
Revenue:
Subscription business	$36,722	$28,617	$133,406	$103,502
Other business	3,479	3,251	13,557	12,408
Total revenue	40,201	31,868	146,963	115,910
Cost of revenue:
Subscription business (1)	29,856	23,456	109,428	85,169
Other business	3,075	2,888	12,306	10,867
Total cost of revenue (2)	32,931	26,344	121,734	96,036
Gross profit
Subscription business	6,866	5,161	23,978	18,333
Other business	404	363	1,251	1,541
Total gross profit	7,270	5,524	25,229	19,874
Operating expenses:
Sales and marketing (1)	3,919	3,218	15,231	11,608
Technology and development (1)	2,533	2,614	11,215	9,899
General and administrative (1)	3,798	3,850	15,558	14,312
Total operating expenses	10,250	9,682	42,004	35,819
Operating loss	(2,980)	(4,158)	(16,775)	(15,945)
Interest expense	26	103	325	6,726
Other (income) expense, net	(17)	58	(9)	(1,487)
Loss before income taxes	(2,989)	(4,319)	(17,091)	(21,184)
Income tax expense (benefit)	12	(43)	114	(7)
Net loss	$(3,001)	$(4,276)	$(17,205)	$(21,177)

Net loss per share:
Basic and diluted	$(0.11)	$(0.16)	$(0.62)	$(1.64)
Weighted-average shares used to compute net loss per share:
Basic and diluted	27,856,450	27,231,651	27,638,443	12,934,477

(1)Includes stock-based compensation expense as follows:
	Three Months Ended		Years Ended
	December 31,		December 31,
	2015	2014	2015	2014
Cost of revenue	$68	$91	$263	$315
Sales and marketing	104	147	446	553
Technology and development	93	155	404	461
General and administrative	388	497	1,889	2,755
Total stock-based compensation expense	$653	$890	$3,002	$4,084

(2)The breakout of cost of revenue between claims expense and other cost of revenue is as follows:

	Three Months Ended		Years Ended
	December 31,		December 31,
	2015	2014	2015	2014
Claims expense	$27,883	$22,094	$103,324	$79,913
Other cost of revenue	5,048	4,250	18,410	16,123
Total cost of revenue	$32,931	$26,344	$121,734	$96,036

Trupanion, Inc.
Consolidated Balance Sheets
(in thousands, except for share data)

	Years Ended
	December 31,
	2015	2014
		(audited)
Assets
Current assets:
Cash and cash equivalents	$ 17,956	$ 53,098
Short-term investments	25,288	22,371
Accounts and other receivables	8,196	7,887
Prepaid expenses and other assets	2,193	1,299
Total current assets	53,633	84,655
Long-term investments, at fair value	2,388	942
Equity method investment	300	-
Property and equipment, net	9,719	7,862
Intangible assets, net	4,854	4,847
Other long term assets	23	-
Total assets	$ 70,917	$ 98,306
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$ 1,289	$ 1,962
Accrued liabilities	4,189	4,607
Claims reserve	6,274	5,107
Deferred revenue	11,042	9,345
Other payables	823	1,523
Total current liabilities	23,617	22,544
Long-term debt	-	14,900
Deferred tax liabilities	1,433	1,495
Other liabilities	511	92
Total liabilities	25,561	39,031
Stockholders' equity:
Common stock, $0.00001 par value per share, 200,000,000 shares authorized at December 31, 2015 and December 31, 2014, 29,017,168 and 28,396,189 issued and outstanding at December 31, 2015; 28,451,920 and 27,83,941 shares issued and outstanding at December 31, 2014.	-	-
Preferred stock: $0.00001 par value per share, 10,000,000 authorized at December 31, 2015 and December 31, 2014, and 0 issued and outstanding at December 31, 2015 and December 31, 2014.	-	-
Additional paid-in capital	122,844	119,045
Accumulated other comprehensive (loss) income	(502)	11
Accumulated deficit	(74,385)	(57,180)
Treasury stock, at cost: 620,979 shares at December 31, 2015 and December 31, 2014.	(2,601)	(2,601)
Total stockholders' equity	45,356	59,275
Total liabilities and stockholders' equity	$ 70,917	$ 98,306

Trupanion, Inc.
Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2015	2014	2015	2014
				(audited)
Operating activities
Net loss	$ (3,001)	$ (4,276)	$ (17,205)	$ (21,177)
Adjustments to reconcile net loss to cash used in operating activities:
Depreciation and amortization	741	441	2,542	1,674
Amortization of debt discount and prepaid loan fee	16	-	21	5,033
Warrant income	-	-	-	(1,574)
Stock-based compensation expense	653	890	3,002	4,084
Other	2	2	(89)	57
Changes in operating assets and liabilities:
Accounts receivable	176	703	(328)	(126)
Prepaid expenses and other current assets	(37)	87	(905)	(369)
Accounts payable	(18)	298	(347)	449
Accrued liabilities	(2)	863	51	551
Claims reserve	114	(305)	1,241	(505)
Deferred revenue	470	53	1,779	877
Other payables	228	54	(187)	225
Net cash used in operating activities	(658)	(1,190)	(10,425)	(10,801)
Investing activities
Purchases of investment securities	(8,718)	(8,438)	(24,800)	(34,894)
Maturities of investment securities	6,600	5,362	20,180	28,601
Purchases of property and equipment	(1,077)	(1,533)	(4,894)	(5,633)
Equity method investment	-	-	(300)	-
Other	(109)	-	(109)	-
Net cash used in investing activities	(3,304)	(4,609)	(9,923)	(11,926)
Financing activities
Restricted cash	-	-	-	3,000
Tax withholding on restricted stock	-	-	(643)	-
Proceeds from exercise of stock options	421	50	1,335	211
Repayment of debt financing	-	-	(14,900)	(15,000)
Other financing costs	-	-	-	(103)
Net proceeds from initial public offering	-	(191)	-	72,755
Net cash provided by (used in) financing activities	421	(141)	(14,208)	60,863
Effect of foreign exchange rates on cash, net	(191)	(31)	(586)	23
Net change in cash and cash equivalents	(3,732)	(5,971)	(35,142)	38,159
Cash and cash equivalents at beginning of period	21,688	59,069	53,098	14,939
Cash and cash equivalents at end of period	$ 17,956	$ 53,098	$ 17,956	$ 53,098

The following tables set forth our key financial and operating metrics:

	Years Ended
	December 31,
	2015	2014
Total pets enrolled (at period end)	291,818	232,450
Total subscription pets enrolled (at period end)	272,636	215,491
Monthly adjusted revenue per pet	$ 45.04	$ 44.14
Lifetime value of a pet	$ 591	$ 591
Average pet acquisition cost	$ 132	$ 121
Average monthly retention	98.64%	98.69%
Adjusted EBITDA (in thousands)	$ (11,297)	$ (10,349)

	Three Months Ended
	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014	Jun. 30, 2014	Mar. 31, 2014
Total pets enrolled (at period end)	291,818	276,988	259,948	246,106	232,450	221,479	207,969	194,902
Total subscription pets enrolled (at period end)	272,636	258,546	241,808	228,409	215,491	205,194	192,338	179,819
Monthly adjusted revenue per pet	$ 45.48	$ 45.15	$ 45.10	$ 44.34	$ 44.79	$ 44.88	$ 43.60	$ 43.07
Lifetime value of a pet (LVP)	$ 591	$ 591	$ 570	$ 567	$ 591	$ 580	$ 602	$ 612
Average pet acquisition cost (PAC)	$ 132	$ 129	$ 133	$ 134	$ 145	$ 115	$ 114	$ 113
Average monthly retention	98.64%	98.66%	98.67%	98.66%	98.69%	98.67%	98.65%	98.65%
Adjusted EBITDA (in thousands)	$ (1,588)	$ (3,211)	$ (3,165)	$ (3,333)	$ (2,903)	$ (2,908)	$ (2,459)	$ (2,079)

The following table reflects the reconciliation of cash used in operating activities to free cash flow (in thousands):

	Three Months Ended		Years Ended
	December 31,		December 31,
	2015	2014	2015	2014
Net cash used in operating activities	$ (658)	$ (1,190)	$ (10,425)	$ (10,801)
Purchases of property and equipment	(1,077)	(1,533)	(4,894)	(5,633)
Free cash flow	$ (1,735)	$ (2,723)	$ (15,319)	$ (16,434)

The following table reflects the reconciliation of GAAP measures to non-GAAP measures (in thousands, except percentages):

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2015	2014	2015	2014
Claims expense	$27,883	$22,094	$103,324	$79,913
Stock-based compensation expense	(59)	(67)	(219)	(236)
Cost of goods	$27,824	$22,027	$103,105	$79,677
% of revenue	69.2%	69.1%	70.2%	68.7%

Other cost of revenue	$5,048	$4,250	$18,410	$16,123
Stock-based compensation expense	(9)	(24)	(44)	(79)
Variable expenses	$5,039	$4,226	$18,366	$16,044
% of revenue	12.5%	13.3%	12.5%	13.8%

Subscription business gross profit	$6,866	$5,161	$23,978	$18,333
Stock-based compensation expense	68	91	263	315
Non-GAAP subscription business gross profit	$6,934	$5,252	$24,241	$18,648
% of subscription revenue	18.9%	18.4%	18.2%	18.0%

Gross profit	$7,270	$5,524	$25,229	$19,874
Stock-based compensation expense	68	91	263	315
Non-GAAP gross profit	$7,338	$5,615	$25,492	$20,189
% of revenue	18.3%	17.6%	17.3%	17.4%

General and administrative expense	$3,798	$3,850	$15,558	$14,312
Technology and development expense	2,533	2,614	11,215	9,899
Depreciation expense	(741)	(441)	(2,542)	(1,675)
Stock-based compensation expense	(481)	(652)	(2,293)	(3,216)
Fixed expenses	$5,109	$5,371	$21,938	$19,320
% of revenue	12.7%	16.9%	14.9%	16.7%

Sales and marketing expense	$3,919	$3,218	$15,231	$11,608
Stock-based compensation expense	(104)	(147)	(446)	(553)
Acquisition cost	$3,815	$3,071	$14,785	$11,055
% of revenue	9.5%	9.6%	10.1%	9.5%

The following tables reflect the reconciliation of adjusted revenue to revenue (in thousands):

	Years Ended
	December 31,
	2015	2014
Revenue	$ 146,963	$ 115,910
Excluding:
Other business revenue	(13,557)	(12,408)
Change in deferred revenue	1,450	978
Sign-up fee revenue	(1,983)	(1,572)
Adjusted revenue	$ 132,873	$ 102,908

	Three Months Ended
	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014	Jun. 30, 2014	Mar. 31, 2014
Revenue	$ 40,201	$ 37,865	$ 35,587	$ 33,310	$ 31,868	$ 30,312	$ 28,090	$ 25,640
Excluding:
Other business revenue	(3,479)	(3,445)	(3,379)	(3,254)	(3,251)	(3,200)	(3,178)	(2,779)
Change in deferred revenue	378	423	321	328	247	385	84	262
Sign-up fee revenue	(506)	(542)	(451)	(484)	(363)	(425)	(407)	(377)
Adjusted revenue	$ 36,594	$ 34,301	$ 32,078	$ 29,900	$ 28,501	$ 27,072	$ 24,589	$ 22,746

The following tables reflect the reconciliation of acquisition cost and net acquisition cost to sales and marketing expense (in thousands):

	Years Ended
	December 31,
	2015	2014
Sales and marketing expenses	$ 15,231	$ 11,608
Excluding:
Stock-based compensation expense	(446)	(553)
Acquisition cost	14,785	11,055
Net of:
Sign-up fee revenue	(1,983)	(1,572)
Other business segment sales and marketing expense	(80)	(124)
Net acquisition cost	$ 12,722	$ 9,359

	Three Months Ended
	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014	Jun. 30, 2014	Mar. 31, 2014
Sales and marketing expenses	$ 3,919	$ 4,128	$ 3,533	$ 3,651	$ 3,218	$ 2,934	$ 2,810	$ 2,646
Excluding:
Stock-based compensation expense	(104)	(102)	(110)	(130)	(147)	(115)	(144)	(149)
Acquisition cost	3,815	4,026	3,423	3,521	3,071	2,819	2,666	2,497
Net of:
Sign-up fee revenue	(506)	(542)	(451)	(484)	(363)	(425)	(407)	(377)
Other business segment sales and marketing expense	(8)	(16)	(30)	(26)	(30)	(22)	(28)	(44)
Net acquisition cost	$ 3,301	$ 3,468	$ 2,942	$ 3,011	$ 2,678	$ 2,372	$ 2,231	$ 2,076

The following tables reflect the reconciliation of adjusted EBITDA to net loss (in thousands):

	Years Ended
	December 31,
	2015	2014
Net loss	$ (17,205)	$ (21,177)
Excluding:
Stock-based compensation expense	3,002	4,084
Depreciation and amortization expense	2,542	1,675
Interest income	(75)	(74)
Interest expense	325	6,726
Change in fair value of warrant liabilities	-	(1,575)
Income tax expense	114	(8)
Adjusted EBITDA	$ (11,297)	$ (10,349)

	Three Months Ended
	Dec. 31, 2015	Sept. 30, 2015	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014	Jun. 30, 2014	Mar. 31, 2014
Net loss	$ (3,001)	$ (4,643)	$ (4,625)	$ (4,936)	$ (4,276)	$ (8,509)	$ (3,479)	$ (4,913)
Excluding:
Stock-based compensation expense	653	749	897	703	890	2,001	626	567
Depreciation and amortization expense	741	672	563	566	441	505	419	310
Interest income	(19)	(19)	(18)	(19)	(18)	(20)	(18)	(18)
Interest expense	26	14	40	245	103	5,155	726	742
Change in fair value of warrant liabilities	-	-	-	-	-	(2,054)	(740)	1,219
Income tax expense (benefit)	12	16	(22)	108	(43)	14	7	14
Adjusted EBITDA	$ (1,588)	$ (3,211)	$ (3,165)	$ (3,333)	$ (2,903)	$ (2,908)	$ (2,459)	$ (2,079)

The following table reflects 2014 results by quarter after the reclassification of certain pets from the subscription business segment to the other business segment (in thousands):

	Three Months Ended
	Dec. 31,	Sept. 30,	Jun. 30,	Mar. 31,
	2014	2014	2014	2014
Revenue:
Subscription business	$ 28,617	$ 27,112	$ 24,912	$ 22,861
Other business	3,251	3,200	3,178	2,779
Total revenue	31,868	30,312	28,090	25,640
Cost of revenue:
Subscription business	23,456	23,051	20,273	18,388
Other business	2,888	2,816	2,667	2,496
Total cost of revenue	26,344	25,867	22,940	20,884
Gross profit:
Subscription business	5,161	4,061	4,639	4,473
Other business	363	384	511	283
Total gross profit	5,524	4,445	5,150	4,756
Operating expenses:
Sales and marketing	3,218	2,934	2,810	2,646
Technology and development	2,614	2,532	2,553	2,200
General and administrative	3,850	4,385	3,292	2,786
Total operating expenses	9,682	9,851	8,655	7,632
Operating loss	(4,158)	(5,406)	(3,505)	(2,876)
Interest expense	103	5,155	726	736
Other expense, net	58	(2,066)	(759)	1,286
Loss before income taxes	(4,319)	(8,495)	(3,472)	(4,898)
Income tax (benefit) expense	(43)	14	7	15
Net loss	$ (4,276)	$ (8,509)	$ (3,479)	$ (4,913)

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